UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2004

DIGITAL THEATER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50335	77-0467655
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

5171 Clareton Drive Agoura Hills, California 91301		91301
(Address of principal executive offices)		(Zip Code)

(818) 706-3525

(Registrant’s telephone number, including area code)

TABLE OF CONTENTS

ITEM 7. Financial Statements and Exhibits
ITEM 12. Results of Operations and Financial Condition
EXHIBIT 99.1

TABLE OF CONTENTS

ITEM 7. Financial Statements and Exhibits

ITEM 12. Results of Operations and Financial Condition

SIGNATURES

EXHIBIT 99.1

ITEM 7. Financial Statements and Exhibits

(c) Exhibit furnished pursuant to Item 12:

99.1 Press release dated May 6, 2004 of the Registrant

ITEM 12. Results of Operations and Financial Condition

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Commission.

On May 6, 2004, Digital Theater Systems, Inc. issued a press release announcing its financial results for the first quarter of 2004 and related information. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL THEATER SYSTEMS, INC.

Date: May 6, 2004	/s/ Melvin Flanigan

Melvin Flanigan Executive Vice President, Finance and Chief Financial Officer (principal financial and accounting officer)